EXHIBIT 10.1
Execution Version
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of March 8, 2024 (the “Third Amendment Effective Date”), among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement); and
WHEREAS, the parties to this Amendment desire to enter into this Amendment to amend the Existing Credit Agreement as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.    Postponement of Scheduled Redetermination.
The Lenders party hereto, constituting the Required Lenders, hereby agree that the Scheduled Redetermination to be effective on or about April 1, 2024, shall be postponed until the Scheduled Redetermination scheduled to occur on or about October 1, 2024 (it being understood and agreed that the foregoing agreement to postpone such Scheduled Redetermination shall not constitute an agreement by the Administrative Agent, the Collateral Agent or any Lender to postpone any subsequent Scheduled Redetermination if requested by the Borrower, or otherwise operate as a waiver on the part of the Administrative Agent, the Collateral Agent or any Lender, of any right, remedy, power or privilege under the Credit Agreement or under any other Credit Documents).
SECTION 2.    Amendments to Credit Agreement.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that:
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order as follows:
“Escrow Indebtedness Cash Amount” shall have the meaning provided in the definition of “Excess Cash”.

“Third Amendment” shall mean that certain Third Amendment to Amended and Restated Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Third Amendment Effective Date” shall mean March 8, 2024.
(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
“Borrowing Base Reduction Debt” shall mean Permitted Additional Debt issued or incurred in accordance with Sections 10.1(j) or (n), as applicable (other than senior unsecured notes issued in connection with the Petra Acquisition).
“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party under this Agreement.
(c)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDAX” by deleting the “and” before clause (a)(viii) thereof and inserting a new clause (a)(ix) as follows:
“and (ix) fees, costs and expenses and other transaction costs incurred in connection with the Petra Acquisition”
(d)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated Total Debt” by inserting a new clause (c) thereto as follows:
“minus (c) the Escrow Indebtedness Cash Amount outstanding on such date;”
(e)    Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Excess Cash” by replacing the “and” before clause (e) thereof with “,” and adding a new clause (f) as follows:
“and (f) prior to the consummation of the Petra Acquisition, cash constituting the net proceeds of Indebtedness incurred after the Third Amendment Effective Date and any Indebtedness incurred to Refinance such Indebtedness (plus, in each case, cash held or placed in escrow to pay interest that accrues on such Indebtedness) so long as (i) such Indebtedness is incurred in connection with, and in contemplation of, the consummation of the Petra Acquisition and (ii) the definitive documentation relating to such Indebtedness contains “special mandatory redemption” or escrow provisions (or other similar provisions) or otherwise requires such Indebtedness to be redeemed or prepaid if the Petra Acquisition is not consummated by a date specified in such definitive documentation (the net cash proceeds of the

Indebtedness under this clause (f) together with cash held or placed in escrow to pay interest thereon, the “Escrow Indebtedness Cash Amount”).”
(f)    Section 10.10 of the Existing Credit Agreement is hereby amended by adding a proviso to the end of clause (f) thereof as follows:
“; provided, however, notwithstanding the foregoing volume limitation, Hedge Agreements entered into by Petra prior to the consummation of the Petra Acquisition in respect of purchased puts and floors not intended to be physically settled shall be permitted so long as the net notional volumes of all Hedge Agreements in respect of Hydrocarbons subject to this Section 10.10(f) do not exceed (when aggregated with the commodity Hedge Agreements of the Borrower and its Restricted Subsidiaries (other than Petra) then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements), on a pro forma basis after giving effect to the Petra Acquisition, as of the date of the consummation of the Petra Acquisition, one hundred percent (100%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (after giving effect to the Petra Acquisition and as forecast based on the Borrower’s most recent Reserve Report and on Petra’s most recent reserve report) for the sixty (60) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis.”
SECTION 3.    Conditions Precedent.
The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
3.1    Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and Lenders constituting Required Lenders.
3.2    Other Deliverables. The Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower certifying that (i) no Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment and (ii) each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects, except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects, and except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.
3.3    Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).

SECTION 4.    Representations and Warranties.
    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
4.1    Accuracy of Representations and Warranties. (a) Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).
4.2    No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries pursuant to the terms of any Contractual Requirement, except to the extent that such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
4.3    Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, and has duly executed and delivered this Amendment.
4.4    Validity and Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment (except to the extent expressly set forth in Section 1 hereof) shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
5.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.4    Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.5    COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
5.6    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
5.7    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
5.8    Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
5.9    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent in accordance with Section 13.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.10    Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.
5.11    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Manuela Molina
	Name:	Manuela Molina
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUBSIDIARY GRANTORS:
CALIFORNIA RESOURCES COLES LEVEE, LLC
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
CALIFORNIA HEAVY OIL, INC.
ELK HILLS POWER, LLC
EHP TOPCO HOLDING COMPANY, LLC
EHP MIDCO HOLDING COMPANY, LLC

	By:	/s/ Manuela Molina
	Name:	Manuela Molina
	Title:	Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Manuela Molina
Name:	Manuela Molina
Title:	Executive Vice President and Chief Financial Officer of California Resources Coles Levee, LLC, its General Partner

SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

KEYBANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MUFG BANK, LTD. as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MIZHUO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory
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THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

By:	/s/ Laureline de Lichana
Name:	Laureline de Lichana
Title:	Director

By:	/s/ Prashant Mehra
Name:	Prashant Mehra
Title:	Managing Director
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

TRI COUNTIES BANK, as a Lender

By:	/s/ Aytom Salomon
Name:	Aytom Salomon
Title:	SVP, Commercial Division Manager & Market President
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ John Koehler
Name:	John Koehler
Title:	Managing Director
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Gabriel Apsan
Name:	Gabriel Apsan
Title:	Executive Director

By:	/s/ Robert Howarth
Name:	Robert Howarth
Title:	Associate Director
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION

BP ENERGY COMPANY, as a Lender

By:	/s/ Will Shappley
Name:	Will Shappley
Title:	Vice President
SIGNATURE PAGE
THIRD AMENDMENT – CALIFORNIA RESOURCES CORPORATION